Touchstone Small Cap Value Fund Investment Strategy - Touchstone Small Cap Value Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	The Fund’s Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of value companies with small market capitalizations. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a small capitalization value company has a market capitalization at the time of purchase within the range represented in the Russell 2000® Value Index (between approximately $5 million to $31.29 billion as of December 31, 2025) and is in the cheaper one-third on at least two of five valuation metrics including: EV/EBITDA, price to earnings, dividend yield, price to book value and price to cash flow. The market capitalization range of the Russell 2000® Value Index will change with market conditions. The Fund will hold approximately 80 to 115 securities.The Fund's sub-adviser, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. The Fund may invest in other investment companies in pursuing its strategy.